GUIDESTONE FUNDS

Supplement dated December 21, 2007

to

Prospectus dated May 1, 2007 (as amended August 31, 2007)

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

International Equity Fund. Effective December 18, 2007, Gaurav Mallik became responsible for the day-to-day management of the portion of the International Equity Fund managed by SSgA Funds Management, Inc. (“SSgA FM”).

The first full paragraph on page 122 of the Prospectus under the sub-heading “Sub-Advisers” should be deleted in its entirety and replaced with the following paragraph:

SSgA Funds Management, Inc. (“SSgA FM”), Boston, Massachusetts: SSgA FM has been serving the investment needs of sophisticated institutional investors since 2001 and had approximately $140.0 billion in assets under management as of September 30, 2007. State Street Global Advisors’ Active Non-US Developed Markets Equity Team makes investment decisions for its portion of the International Equity Fund. Mr. Gaurav Mallik is responsible for day-to-day management of the Fund. Mr. Mallik is a Vice-President of State Street Global Advisors, a Principal of SSgA FM, and a senior member of the Active Quantitative International Investment Team. Mr. Mallik is responsible for research, product development and positioning across multiple strategies within the group. Mr. Mallik joined SSgA FM in 2006. Prior to joining SSgA FM, Mr. Mallik was a member of the quantitative credit research teams at State Street Global Markets until 2006 and with SKG Inc. from 2001 to 2003.

Low-Duration Bond Fund. Effective December 12, 2007, Stuart Spodek replaced Keith Anderson as one of three lead portfolio managers responsible for the portion of the Low-Duration Bond Fund managed by BlackRock Financial Management, Inc.

The third paragraph on page 113 of the Prospectus under the sub-heading “Sub-Advisers” should be deleted in its entirety and replaced with the following:

BlackRock Financial Management, Inc. (“BFM”), New York, New York: BFM (formerly, BlackRock Advisers, Inc.) is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products, with $1.3 trillion in assets under management as of September 30, 2007. A team of portfolio managers, led by Scott Amero, Todd Kopstein, and Stuart Spodek, manages BFM’s portion of the Low-Duration Bond Fund. BFM’s resources include over 100 portfolio managers and approximately 50 research analysts dedicated to fixed income. The fixed income team, using an approach that leverages the individual expertise of the team members, will manage the Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Fund. Messrs. Amero, Kopstein and Spodek are senior members of the firm and have each been with BlackRock for over ten years. Mr. Amero is a Vice Chairman, and serves as BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. Mr. Kopstein is a Managing Director and a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm’s total return

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oriented short duration portfolios and is the lead specialist on short duration securities including asset-backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Operating Committee. Mr. Spodek is a Managing Director and co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated December 21, 2007

to

Statement of Additional Information dated May 1, 2007 (as amended August 31, 2007)

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Extended-Duration Bond Fund. Effective June 29, 2007, IXIS Asset Management US Group, L.P., the parent company of Loomis, Sayles & Company, Incorporated, the general partner of Loomis, Sayles & Company, L.P., (“Loomis”), a sub-adviser responsible for managing a portion of the assets of the Extended-Duration Bond Fund, changed its name to Natixis Global Asset Management, L.P. (“Natixis US”). There was no change to the operation, management or ownership of Loomis.

In the section describing Control Persons of Sub-Advisers, the first paragraph under the heading “Extended-Duration Bond Fund” on page 42 of the SAI should be deleted in its entirety and replaced with the following paragraph:

Loomis, Sayles & Company, L.P. (“Loomis”), Boston Massachusetts: Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., (“Natixis US”) (formerly, IXIS Asset Management US Group, L.P.). Natixis US is part of Natixis Global Asset Management (formerly, IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis (formerly, Natexis Banques Popularies), an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

Growth Equity Fund. Effective December 14, 2007, Marsico Capital Management, LLC (“Marsico”), responsible for managing a portion of the assets of the Growth Equity Fund, and Bank of America Corporation (“BofA”) completed a transaction pursuant to which Marsico, formally an indirect, wholly-owned subsidiary of BofA, will operate as an employee-owned independent investment management firm. There was no change to the investment personnel or to the services provided to the Growth Equity Fund as a result of this change in control.

In the section describing Control Persons of Sub-Advisers, the first paragraph under the heading “Growth Equity Fund” on page 43 of the SAI should be deleted in its entirety and replaced with the following paragraph:

Marsico Capital Management, LLC (“Marsico”), Denver, Colorado: Marsico has been a registered investment adviser since September 1997. Marsico is an independently owned Denver-based investment management firm.

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International Equity Fund. The Other Accounts Managed chart on page 52 of the SAI is amended to replace in its entirety the information under the section entitled “SSgA Funds Management, Inc.” with the following information:

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s)
within each category below, number of accounts and
the total assets in the accounts with respect to which
the advisory fee is based in the performance of the
							account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
SSgA Funds Management, Inc. *††
Gaurav Mallik	3	$3,450	10	$7,660	21	$4,390	N/A	N/A	5	$1,860	4	$690

*	The Sub-Adviser utilizes a team-based approach to portfolio management. With regard to the portion of the assets allocated to the Sub-Adviser for the International Equity Fund, the portfolio manager has the primary day-to-day management responsibility of the Fund.
††	The information for SSgA Funds Management, Inc. is provided as of September 30, 2007.

Low-Duration Bond Fund. The Other Accounts Managed chart on page 48 of the SAI is amended to replace in its entirety the information under the section entitled “BlackRock Financial Management, Inc.” with the following information:

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s)
within each category below, number of accounts and the
total assets in the accounts with respect to which the
							advisory fee is based in the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
BlackRock Financial Management, Inc.†††
Scott Amero	47	$40,303	40	$6,751	260	$96,065	N/A	N/A	5	$2,416	22	$6,475
Todd Kopstein	6	$4,036	32	$4,333	60	$20,573	N/A	N/A	1	$419	5	$1,749
Stuart Spodek	16	$11,032	14	$5,660	142	$42,283	N/A	N/A	5	$2,621	19	$9,354

†††	The information for BlackRock Financial Management, Inc. is provided as of September 30, 2007.

In the section describing Portfolio Manager Compensation on pages 57 and 58 of the SAI, the paragraph titled “BlackRock Financial Management, Inc.” should be deleted in its entirety and replaced with the following:

BlackRock Financial Management, Inc. (“BFM”). BFM’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock Inc. (“BlackRock”) such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

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Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock common stock. Messrs. Amero, Kopstein and Spodek have received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Amero, Kopstein and Spodek, was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Amero, Kopstein and Spodek is paid in the form of BlackRock restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards — While incentive stock options are not currently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Kopstein and Spodek have been granted stock options in prior years, and Messrs. Amero and Spodek participate in BlackRock’s restricted stock program.

Incentive Savings Plans — BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”) and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock’s officers determines the

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benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Scott Amero	GuideStone Funds, Low-Duration Bond Fund	Merrill Lynch 1-3 Year Treasury Index

Todd Kopstein	GuideStone Funds, Low-Duration Bond Fund	Merrill Lynch 1-3 Year Treasury Index

Stuart Spodek	GuideStone Funds, Low-Duration Bond Fund	Merrill Lynch 1-3 Year Treasury Index

The group of BlackRock’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is measured on both a pre-tax and after-tax basis over various time periods. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

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